SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 6, 2009

                        MERIDIAN INTERSTATE BANCORP, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Massachusetts                001-33898                 20-4652200
  -----------------------------   ----------------------     ---------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


10 Meridian Street, East Boston, Massachusetts                      02128
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (617) 567-1500
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement
--------------------------------------------------------

Meridian Interstate Bancorp, Inc. (the "Company") reports that Leonard V. Siuda, Treasurer and Chief Financial Officer of the Company and East Boston Savings Bank (the "Bank"), a subsidiary of the Company, will resign and retire effective April 29, 2009.

Mr. Siuda was employed by the Bank pursuant to an employment agreement, dated December 29, 2003. In connection with the resignation and retirement of Mr. Siuda, his employment agreement also will be terminated, effective as of April 29, 2009, except the terms of Section 7 of his employment agreement, which contain noncompetition, confidential information and cooperation provisions, will continue to apply. In accordance with his employment agreement and in exchange for a release of any claims against the Company and the Bank, Mr. Siuda will be entitled to receive the severance benefits described in Item 5.02 of this Current Report.

The Company also reports that in connection with the termination of Philip Freehan's employment, as previously disclosed on the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 26, 2009, his employment agreement terminated effective March 31, 2009, except the terms of Section 7 of his employment agreement, which contain noncompetition, confidential information and cooperation provisions, will continue to apply. In exchange for a release of any claims against the Company and Bank, Mr. Freehan and the Bank have negotiated a release and separation agreement which will entitle Mr. Freehan to receive the severance benefits described in Item 5.02 of this Current Report.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
--------------------------------------------------------------------------------

On April 7, 2009, Meridian Interstate Bancorp, Inc. (the "Company") announced that Leonard V. Siuda, Treasurer and Chief Financial Officer of the Company and East Boston Savings Bank (the "Bank"), a subsidiary of the Company, retired and resigned from the Company and the Bank effective as of April 29, 2009.

In exchange for a release of any claims against the Company and the Bank and Mr. Siuda agreeing to the restrictions set forth under Section 7 of his employment agreement, which include noncompetition, confidential information and cooperation provisions, the Bank entered into a Separation Agreement with Mr. Siuda. The Separation Agreement provides that the Bank will continue to pay an amount equal to his current rate of base salary in equal installments for twenty-four months, which equals a gross amount of $364,226 less withholding. Mr. Siuda is also entitled to the following payments, which he would have received regardless of whether he entered into a Separation Agreement, all of which are referenced in the Separation Agreement: (i) compensation earned but not yet paid as of his resignation date, (ii) a lump sum payment under his supplemental executive retirement agreement, in the amount of $1,281,818, less withholding, (iii) the continuation of split dollar and bank owned life insurance policies, which provide a death benefit equal to $455,283 and $364,226, respectively, and (iv) the continuation of long term care insurance for Mr. Siuda and his spouse. It is anticipated that an estimated after-tax expense of $657,362 associated with the foregoing will be recognized by the Company in the first quarter of 2009.

On April 7, 2009, the Company also announced that Philip Freehan, Executive Vice President of the Company and the Bank, resigned from all positions with the Company and the Bank effective as of March 31, 2009. As previously disclosed on the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 26, 2009, Mr. Freehan submitted a letter to the Bank on February 20, 2009 announcing his resignation and termination of his employment as an officer of the Bank.

In exchange for a release of any claims against the Company and the Bank and Mr. Freehan agreeing to the restrictions set forth under Section 7 of his employment agreement, which include noncompetition, confidential information and cooperation provisions, the Bank entered into a Separation and Release Agreement with Mr. Freehan, which was executed on April 6, 2009. The Separation and Release Agreement provides that the Bank will pay Mr. Freehan $53,234 less withholding, which represents Mr. Freehan's base salary from February 27, 2009 to May 15, 2009, in a lump sum within five business days of Mr. Freehan signing the agreement and a gross amount of $123,580 over six (6) months in equal amounts, with the first payment commencing on June 15, 2009. Mr. Freehan is also entitled to the following payments, which he would have received regardless of whether he entered into a Separation and Release Agreement, all of which are referenced in the Separation and Release Agreement: (i) a lump sum payment under his supplemental executive retirement agreement, in the amount of $1,324,821, less withholding, (ii) the continuation of split dollar and bank owned life insurance policies, which provide a death benefit equal to $617,900 and $494,320, respectively, and (iii) the continuation of long term care insurance for Mr. Freehan and his spouse. It is anticipated that an estimated after-tax expense of $519,076 associated with the foregoing will be recognized by the Company in the first quarter of 2009.

The foregoing description of the Separation Agreement entered into with Mr. Siuda and the Separation and Release Agreement entered into with Mr. Freehan are qualified in its entirety by reference to the agreements attached hereto as Exhibits 10.1 and 10.2 of this Current Report, and is incorporated by reference into this Item 5.02. The information set forth in Item 1.01 is incorporated by reference in this Item 5.

Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Not Applicable.

     (d)  Exhibits:

          Exhibit Number            Description
          --------------            -----------
          Exhibit 10.1              Separation Agreement between East Boston
                                    Savings Bank and Leonard V. Siuda, dated
                                    April 6, 2009.

          Exhibit 10.2 Separation and Release Agreement between East Boston Savings Bank and Philip F. Freehan, dated March 31, 2009, and executed on April 6, 2009.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        MERIDIAN INTERSTATE BANCORP, INC.



DATE: April 6, 2009                By: /s/ Leonard V. Siuda
                                       -----------------------------------
                                       Leonard V. Siuda
                                       Treasurer and Chief Financial Officer